HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated January 9, 2014 to your Prospectus

FUND NAME CHANGES

1.)  Effective as of the close of business on February 28, 2014, the following name change is made to your Prospectus:

Old Name	New Name
Goldman Sachs Concentrated International Equity Fund - Class A	Goldman Sachs Focused International Equity Fund - Class A

2.)  Effective February 28, 2014, the following name change is made to your Prospectus:

Old Name	New Name
The Hartford Capital Appreciation II Fund - Class R4	The Hartford Global Capital Appreciation Fund - Class R4

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.